POWER OF ATTORNEY


        We, the undersigned officers and directors of CONNECTICUT ENERGY CORPORATION, hereby severally constitute Samuel W. Bowlby and Carol A. Forest, and each of them singly, our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities listed below, the Registration Statement on Form S-8 filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers or directors to enable CONNECTICUT ENERGY CORPORATION to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto, including post-effective amendments.


SIGNATURE                            TITLE                        DATE


/s/ Henry Chauncey,                  Jr. Director                 April 27, 1999
Henry Chauncey, Jr


/s/ James P. Comer, M.D              Director                     April 27, 1999
James P. Comer, M.D


/s/ Richard F. Freeman               Director                     April 27, 1999
Richard F. Freeman


/s/ Newman M. Marsilius              Director                     April 27, 1999
Newman M. Marsilius


/s/ Samuel M. Sugden                 Director                     April 27, 1999
Samuel M. Sugden


/s/ Christopher D. Turner            Director                     April 27, 1999
Christopher D. Turner


/s/ J. R. Crespo                     Director, Chairman of the    April 27, 1999
J. R. Crespo                         Board, President and Chief
                                     Executive Officer

/s/ Samuel W. Bowlby                 Vice President,              April 27, 1999
Samuel W. Bowlby                     General Counsel
                                     And Secretary

/s/ Carol A. Forest                  Vice President, Finance      April 27, 1999
Carol A. Forest                      CFO, Treasurer and
                                     Assistant Secretary